UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2008

Protocall Technologies Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	0-51111	41-2033500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Mall Drive Commack, NY 11725
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (631) 543-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 30, 2008, Protocall Technologies Incorporated (the “Company”) furloughed all its non-officer employees and sales support staff because it had insufficient funds to continue to make payroll beyond May 30, 2008.  The Company is actively seeking alternatives in order to resume operations as soon as possible; however, no assurance can be given that it will be able to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

Date: June 2, 2008	By:	/s/ Bruce Newman
Bruce Newman
Chief Executive Officer